sproutsocial

3Q20 Investor Presentation

Disclaimer

Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, you can identify forward-looking statements by terms such as "anticipate," "believe," "estimate," "expect," "intend," "outlook," "may," "might," "plan," "project," "will," "would," "should," "could," "can," "predict," "potential," "strategy, "target," "explore," "continue," "on-track," "long-term model" or the negative of these terms, and similar expressions intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. These statements may relate to the impact on our business and the businesses of our customers of the COVID-19 pandemic, our market size and growth strategy, our estimated and projected costs, margins, revenue, expenditures and customer and financial growth rates, our Q3 and 2020 financial outlook, our plans and objectives for future operations, growth, initiatives or strategies. By their nature, these statements are subject to numerous uncertainties and risks, including factors beyond our control, that could cause actual results, performance or achievement to differ materially and adversely from those anticipated or implied in the forward-looking statements. These assumptions, uncertainties and risks include that, among others, the effects of the COVID-19 pandemic and the governmental actions taken to combat the pandemic may materially affect how we and our customers operate our businesses, and the duration and extent to which this threatens our future results of operations and overall financial performance remains uncertain, any decline in new customers, renewals or upgrades, our limited operating history makes it difficult to evaluate our prospects and future results of operations, we operate in competitive markets, we may not be able to sustain our revenue growth rate in the future, our business would be harmed by any significant interruptions, delays or outages in services from our platform or certain social media platforms, changing regulations relating to privacy, information security and data protection could increase our costs, affect or limit how we collect and use personal information and harm our brand, and a cybersecurity-related attack, significant data breach or disruption of the information technology systems or networks could negatively affect our business. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption "Risk Factors" and elsewhere in our filings with the Securities and Exchange Commission (the "SEC"), including our Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC on February 28, 2020, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 filed with the SEC on May 7, 2020, and our quarterly report on Form 10-Q for the quarter ended June 30, 2020 to be filed with the SEC as well as any other future quarterly and current reports that we file with the SEC. Moreover, you should interpret many of the risks identified in those reports as being heightened as a result of the ongoing and numerous adverse impacts of the COVID-19 pandemic. The statements in this presentation that relate to our "long-term model," and similar distant objectives, generally represent only our long-term goals and aims. While some statements use language that might imply a level of likelihood that we will attain these goals and aims, it is possible that we do not attain them. By their nature, the risk and uncertainty associated with these goals and aims, which include the risk factors described above, is greater than that associated with our conventional guidance, and should not be construed as such. Forward-looking statements speak only as of the date the statements are made and are based on information available to Sprout Social at the time those statements are made and/or management's good faith belief as of that time with respect to future events. Sprout Social assumes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, except as required by law.

Use of Non-GAAP Financial Measures

We have provided in this presentation certain financial information that has not been prepared in accordance with generally accepted accounting principles in the United States ("GAAP"). Our management uses these non-GAAP financial measures internally in analyzing our financial results and believes that use of these non-GAAP financial measures is useful to investors as an additional tool to evaluate ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable financial measures prepared in accordance with GAAP and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. At the end of this presentation we have included a reconciliation of our historical non-GAAP financial measures to the most directly comparable GAAP measures and definitions of the non-GAAP financial measures used in this presentation.

Customer Metrics and Market Data

This presentation includes useful customer metrics, which are defined at the back of this presentation. Unless otherwise noted, information in this presentation concerning our industry, including industry statistics and forecasts, competitive position and the markets in which we operate is based on information from independent industry and research organizations, other third-party sources and management estimates. Management estimates are derived from publicly available information released by independent industry analysts and other third party sources, as well as data from our internal research, and are based on assumptions made by us upon reviewing such data, and our experience in, and knowledge of, such industry and markets, which we believe to be reasonable. Projections, forecasts, assumptions and estimates of the future performance of the industry in which we operate and our future performance are necessarily subject to uncertainty and risk due to a variety of factors. We have not independently verified the accuracy or completeness of the information provided by independent industry and research organizations, other third parties or other publicly available information. Accordingly, we make no representations as to the accuracy or completeness of that information nor do we undertake to update such information after the date of this presentation.


sproutsocial

24,000+

Customers in 100+ Countries

>$130M Annual Recurring Revenue	**27%** Revenue Growth
99% Subscription Revenue	**74%** Gross Profit

*All financial metrics are as of or for the period ended 6/30/20. Revenue growth represents year-over-year growth of 2Q20 over 2Q19.

Investment highlights

Powering digital transformation to social media

Recurring SaaS model (99% subscription)

Strong user adoption and fast time to value

Durable moats and rising barriers to entry

Critical new system of record for modern business

Founder-led leadership team and exceptional culture

Highly scalable single code base

Large and quickly growing TAM

Our history

Sprout was founded in 2010 and built on the premise that social media would change the way the world communicates and how virtually every aspect of business operates.


2010
Founded company
2011
Sprout platform introduced
2013
Hired 100th employee
2016
Series C funding
2017
First business acquisition
2018
Opened Dublin office
Launched first add-on module (Listening)
2019
Became a public company
Launched Reviews add-on
2020
Sprout Design Refresh
Launched Premium Analytics add-on

Social media has fundamentally transformed the way brands connect with customers

With more than 3.4 billion consumers using social media, businesses must adapt or risk becoming irrelevant to nearly half of the world's population. The ways that business attract, acquire and retain customers is being completely transformed.







Total Global Social Media Users per Statista, February 2020

And changed the entire customer experience, across the enterprise

This digital transformation requires virtually every part of an organization to adapt and re-tool. Existing business tools and processes are not prepared to address this shift in communication, and it has impacted the entire customer journey.

Marketing | Sales | Support | Success | Product | Strategy



Requiring an entirely new system of record

Social media is massive, scattered, multi-purpose and does not conform to our existing business systems. A centralized platform is critical in serving the modern customer.


Marketing
Sales
Support
Success
Product
Strategy

Sprout is the platform solution

Sprout consolidates the complexity of social channels into a powerful, elegant and seamlessly integrated platform that can be leveraged across an organization.


Marketing
Sales
Support
Success
Product
Strategy

Sprout's platform is mission-critical for more than 24,000 customers globally



A powerful, fully integrated platform

Our core platform was built to facilitate social communication. We've expanded to handle new use-cases as more of the customer experience has shifted to social, and as businesses mature in their adoption of social as a primary communication channel.


Smart Inbox
Hannah Scott
Christina Carter
Love this photo! Which blend of Sprout Coffee are they pouring into those cups?
Justin Welch
Sprout Coffee Co. bring back the smoked butterscotch
Nectar Spirits
Excited to announce our collaboration with Sprout Coffee Co. on our latest gin.
677

Core Platform: Engagement, Publishing, Reporting, Collaboration

Expanded Capabilities: Automation, Reputation

Premium Add-ons: Analytics, Listening, Advocacy

Providing real-time insights for brands across billions of data points

Social data is an unprecedented source of business intelligence — allowing businesses to better understand their customers, markets, competitors and to shape their strategy based on real-time global insights from billions of consumers.



Locations
Visualize where conversations about this Topic are happening
Stats by Profile
Profile
Sent Posts
Most Used Hashtags
Likes
Comments
Public Engagements
Public Engagements per Post
Competitor Average
Sprout Coffee Co.
@mysproutcoffee
Competitor 1
@javahouse
Competitor 2
@coffeecabin
Java House - Brand Health
Java House Brand Intelligence
Created on Oct 17, 2019
Most Popular Media by @javahouse
Impressions
Engagements
Clicks
Impressions, By Day
Sunday, Sept 8, 2019
Fall Campaign 634
Summer Sales 102
#latteart 97
Click to view details
Sept
Related Hashtags
#sclove
#stale
#perfectmorning
Fall Campaign
Summer Sales
#latteart

With compounding advantages

Our approach to building powerful, intuitive tools on a single code-base has allowed us to address the needs of a larger number of brands, while innovating quickly and using our scale to compound value for our customers.



Seamless, Unified Platform
Deep, Integrated Network Partnerships
Rapid Innovation
Data Scale
Single Code Base

And rising barriers to entry

Sprout is well positioned across all competitive-vectors. Our primary competitors have taken a different approach to the market; other software vendors have been unable to adapt effectively to social and lack entrenched network integration.

Direct Competitors

Specialized by market segment

Platform / technology limitations

Disaggregated tools

Heavy services and custom development



Other Software Vendors

Social cannot be compartmentalized

Not in their DNA (they've tried)

Anonymized Data / GDPR Issues

Social demands a discrete system of record and data

Top customer-rated platform

Sprout is the top customer-rated platform across **every category** and **every market segment** relative to our primary competitors. Our ability to earn top ratings from more than 3,000 customers across SMB, mid-market and enterprise companies alike, in every category is a testament to our differentiated platform.

	Ease of Use	Admin	Product Direction	Support	Performance & Reliability	Ease of Setup	Focus
Sprout	**8.9**	**8.9**	**9.0**	**8.8**	**8.8**	**8.8**	**SMB, Mid-Market, Enterprise**
A	8.4	8.5	7.8	8.0	8.5	8.3	Consumer, SMB
B	7.3	7.1	7.6	7.5	8.0	6.4	Enterprise
C	7.5	6.6	8.2	7.4	7.5	6.6	Enterprise

*Ratings reflect Sprout Social's rating and the ratings of its primary direct competitors by G2 as of July 15, 2020

In a very large market



>$50B Expanded TAM

Based on the average spend of our top 10% customers

$25B Current SAM

Based on current average customer spend, we estimate the U.S. at $13B, with the rest-of-world market at least as large

3-5% Current Penetration*

Sprout and all of our direct competitors combined today serve a small fraction of global businesses

We calculated these estimates by multiplying the aggregate number of small-and-medium-sized businesses, mid-market companies and enterprises in the United States, each as published by the IDC, by our average annualized contract value of our top 10% customers and our average ACV for all of our customers, as of 12/31/19. The average annualized contract value per customer for each segment is calculated using internal company data of actual customer spend. International Data Corporation ("IDC"), Market Forecast Guide, May 2018. *We estimate current penetration as the sum of our 2019 revenue and our internal estimate of the revenue of each of our primary direct competitors divided by our TAM calculation.

With proven success across segments

We believe every market segment represents a multi-billion dollar addressable market, and Sprout has proven our ability to serve each part of the market effectively, while seeing industry-leading customer satisfaction and unit economics in each.

- >6:1 Aggregate LTV:CAC Ratio
- Highly diverse customer base with no revenue concentration
- Growing ACV's and revenue across every segment
- Broad perspective. Our smallest segment has 2,500+ customers
- Every segment served from a single code-base and distribution model



Enterprise
SMB
Mid-Market
Agency

Visual reflects revenue distribution by segment

And highly-efficient GTM model


Demand Generation
Inbound Trials
Sales Development
Acquisition
Retention
Customer On-boarding
Success & Support
Account Growth

Consistently expanding ARR

In addition to consistently growing our customer base over time, we've seen the value of those customers increase disproportionately, compounding our ARR growth.


Total Customers
Total ARR
$38,667
$43,388
$48,363
$70,422
$74,582
$79,793
$86,161
$92,487
$96,060
$102,706
$109,486
$117,846
$124,630
$130,785
16,827
17,588
18,189
18,802
19,562
20,100
20,761
21,135
21,718
22,418
23,066
23,693
24,083
24,356
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20

48%

CAGR
Total ARR

13%

CAGR
Total Customers

Compound Average Growth Rate (CAGR) measured over the trailing 3 year period 1Q17 to 2Q20

Accelerating customer expansion

As our platform strategy unfolds, larger initial deal sizes, multi-layered strategy to drive higher value for existing customers and a steady penetration of larger customer each compound multi-year ACV expansion.


>$10K ARR Customers
591
970
1,650
2,544
2Q17
2Q18
2Q19
2Q20


Aggregate ACV
$2,466
$3,969
$4,581
$5,369
2Q17
2Q18
2Q19
2Q20

2020 Customer Highlights

HubSpot · ALTERRA MOUNTAIN COMPANY · The Ohio State University · Boston Scientific · Harrods

Strong economics, optimized for growth

Attractive returns on growth investments and a strong competitive position reinforce our investments to support long duration growth

	2017	2018	2019	2Q20	Long Term Model
Organic Revenue	41%	54%	44%	**35%**	Durable Growth
Organic ARR	55%	53%	39%	**35%**	*
Gross Margin	77.7%	73.4%	73.7%	**74.0%**	78-81%
Operating Margin	-48%	-26%	-21%	**-19%**	>20%
FCF Margin	-34%	-25%	-15%	**-14%**	>OPM

*All financial measures and estimates are non-GAAP.

Our growth strategy

We are early in our journey with multiple levers to sustain durable medium term growth

- **Capture Nascent TAM**
- **Account Expansion**
- **Platform Expansion**
- **International Expansion**
- **Category Expansion**

Culture as a business strategy

Since the beginning, we've focused on building the highest quality products, an industry-leading workplace, and taking amazing care of our customers. We're building an enduring company that our team, families, customers and investors can be proud of.



Glassdoor Best Places to Work
2017, 2018, 2020

Glassdoor Top CEOs
2017, 2018, 2019

glassdoor TrustRadius

Driven by a world-class leadership team



Justyn Howard
CEO



Aaron Rankin
CTO



Jamie Gilpin
CMO



Joe Del Preto
CFO



Maureen Calabrese
CPO



Ryan Barretto
SVP, Global Sales



Rachael Pfenning
SVP, Operations



Gil Lara
CCO



Peter Soung
Dir. Engineering



Alan Boyce
VP, Engineering



Heidi Jonas
General Counsel

Team Background

ENDECA · salesforce pardot · ORACLE Textura · CAREER BUILDER · GROUPON · CISION

Creating value for all of our stakeholders

Industry leading platform

Attractive unit economics and durable long term growth

Sustainable competitive advantages

Social is disruptive and mission critical

Strategic technology partner in secularly advantaged growth market

Top rated culture and team

Appendix

Summary Financials

Summary and Reconciliation of Non-GAAP Financial Measures (Unaudited)
(in thousands, except per share data)

Reconciliation of Non-GAAP Financial Measures

	Three Months Ended June 30, 2020	2019
Reconciliation of Non-GAAP operating loss		
Loss from operations	-$8,342	-$10,880
Stock-based compensation expense	$2,481	$5,298
Non-GAAP operating loss	-$5,861	-$5,582
Reconciliation of Non-GAAP net loss		
Net loss and comprehensive loss	-$8,302	-$10,755
Stock-based compensation expense	$2,481	$5,298
Non-GAAP net loss	-$5,821	-$5,457
Reconciliation of Non-GAAP net loss per share		
Net loss per share attributable to common shareholders, basic and diluted	-$0.16	-$0.64
Stock-based compensation expense per share	$0.05	$0.32
Non-GAAP net loss per share	-$0.11	-$0.32
Reconciliation of free cash flow		
Net cash (used in) operating activities	-$4,042	-$2,567
Purchases of property and equipment	-$495	-$219
Free cash flow	-$4,537	-$2,786

Summary of Non-GAAP Financial Measures

	Three Months Ended June 30, 2020	2019
Non-GAAP operating loss	-$5,861	-$5,582
Non-GAAP net loss	-$5,821	-$5,457
Non-GAAP net loss per share	-$0.11	-$0.32
Free cash flow	-$4,537	-$2,786

Definitions of terms

Organic ARR. We define organic ARR as total ARR excluding the impact of recurring revenue generated from legacy Simply Measured products. We believe organic ARR is an indicator of the scale and visibility of our core platform while mitigating fluctuations due to seasonality and contract term.

Non-GAAP operating loss. We define non-GAAP operating loss as GAAP loss from operations, excluding stock-based compensation expense. We believe non-GAAP operating loss provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as it eliminates the effect of stock-based compensation, which is often unrelated to overall operating performance, particularly given the impact of stock-based compensation expense recognized after the completion of our December 2019 IPO.

Non-GAAP net loss. We define non-GAAP net loss as GAAP net loss and comprehensive loss, excluding stock-based compensation expense. We believe non-GAAP net loss provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this non-GAAP financial measure eliminates the effect of stock-based compensation, which is often unrelated to overall operating performance, particularly given the impact of stock-based compensation expense recognized after the completion of our December 2019 IPO.

Non-GAAP net loss per share. We define non-GAAP net loss per share as GAAP net loss per share attributable to common shareholders, basic and diluted, excluding stock-based compensation expense. We believe non-GAAP net loss per share provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this non-GAAP financial measure eliminates the effect of stock-based compensation, which is often unrelated to overall operating performance, particularly given the impact of stock-based compensation expense recognized after the completion of our December 2019 IPO.

Free cash flow. We define free cash flow as net cash used in operating activities less purchases of property and equipment. Free cash flow does not reflect our future contractual obligations or represent the total increase or decrease in our cash balance for a given period. We believe free cash flow is a useful indicator of liquidity that provides information to management and investors about the amount of cash used in our core operations that, after purchases of property and equipment, is not available for strategic initiatives.

Free cash flow margin. We define free cash flow margin as free cash flow as a percentage of revenue.

Dollar-based net retention rate. We calculate dollar-based net retention rate by dividing the organic ARR from our customers as of December 31st in the reported year by the organic ARR from those same customers as of December 31st in the previous year. This calculation is net of upsells, contraction, cancellation or expansion during the period but excludes organic ARR from new customers. We use dollar-based net retention to evaluate the long-term value of our customer relationships, because we believe this metric reflects our ability to retain and expand subscription revenue generated from our existing customers.

Dollar-based net retention excluding SMB customers. We calculate dollar-based net retention rate excluding SMB customers by dividing the ARR from all customers excluding ARR from customers exclusively using legacy products obtained through the acquisition of Simply Measured and excluding ARR from customers that we have identified or that self-identified as having less than 50 employees as of December 31st in the reported year by the organic ARR from those same customers as of December 31st of the previous year. This calculation is net of upsells, contraction, cancellation or expansion during the period but excludes organic ARR from new customers. We used dollar-based net retention excluding SMB customers to evaluate the long-term value of our larger customer relationships, because we believe this metric reflects our ability to retain and expand subscription revenue generated from our existing customers.

LTV:CAC. We calculate the lifetime value of our customers and associated customer acquisition costs for a particular year by comparing (i) gross profit from net new organic ARR for the year divided by one minus the estimated subscription renewal rate to (ii) total sales and marketing expense incurred in the preceding year.

Number of customers. We define a customer as a unique account, multiple accounts containing a common non-personal email domain or multiple accounts governed by a single agreement. Number of customers excludes customers exclusively using legacy products obtained through the acquisition of Simply Measured. We believe that the number of customers using our platform is an indicator not only of our market penetration, but also of our potential for future growth as our customers often expand their adoption of our platform over time based on an increased awareness of the value of our platform and products.

Number of customers contributing more than $10,000 in ARR. We define number of customers contributing more than $10,000 in ARR as those on a paid subscription plan that had more than $10,000 in ARR as of a period end. We view the number of customers that contribute more than $10,000 in ARR as a measure of our ability to scale with our customers and attract larger organizations. We believe this represents potential for future growth, including expanding within our current customer base.